EXHIBIT 10.3






CLASS B CONFIRMATION

                              Confirmation to the
                  1992 ISDA Master{reg-trade-mark} Agreement
                    relating to the Class B Swap Agreement
                              Dated  8 April 2003

GRACECHURCH CARD FUNDING (NO. 3) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 3) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of 8 April 2003, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Party A:                          Barclays Bank PLC

      Party B:                          Gracechurch Card Funding (No. 3) PLC

      Trade Date:                       [{circle}] March 2003

      Effective Date:                   8  April  2003; provided, however, that
                                        effectiveness   is   subject   to   the
                                        issuance  of  the Notes and the receipt
                                        by the Series 03-1  Issuer  on or prior
                                        to   8   April  2003  of  unconditional
                                        confirmation  that upon issue the Class
                                        B Notes will be  rated  Aaa  by Moody's
                                        and AAA by Standard & Poor's.

      Termination Date:                 15 March 2008, subject to adjustment in
                                        accordance with the Following  Business
                                        Day

                                        Convention, and subject to adjustment in accordance with Section 3.3 below

      Business Days for USD:            A day other than  a  Saturday, a Sunday
                                        or a day on which banking  institutions
                                        in  London,  England  or New York,  New
                                        York are authorised or  obliged  by law
                                        to be closed

      Business Days for GBP:            Any day other than a Saturday, a Sunday
                                        or  a day on which banking institutions
                                        in London,  England  or  New  York, New
                                        York are authorised or obliged  by  law
                                        to be closed

      Calculation Agent                 Party A

      INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

      Party A Initial Exchange Amount:  GBP [{circle}]

      Party A Initial Exchange Date:    Effective Date

      Party A Final Exchange Amount:    Party   A   Currency   Amount   on  the
                                        Termination Date

      Party A Final Exchange Date:      Termination Date

      Party B Initial Exchange Amount:  USD  [{circle}]

      Party B Initial Exchange Date:    Effective Date

      Party B Final Exchange Amount:    Party   B   Currency   Amount   on  the
                                        Termination Date

      Party B Final Exchange Date:      Termination Date

      PARTY A FLOATING RATE AMOUNTS

      Party A Floating Rate Payer:      Party A

      Party A Currency Amount:          USD  50,000,000  (subject to adjustment
                                        during the Redemption Period as set out
                                        herein)

      Party A Floating Rate Payer
      Period End Dates:                 The  15th  day of each  calendar  month
                                        from and including  15 June 2003 to and
                                        including the Termination Date, in each
                                        case    subject   to   adjustment    in
                                        accordance  with the Following Business
                                        Day Convention

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


      Party A Floating Rate Payer
      Payment Dates:                    Each Party A Floating Rate Payer Period
                                        End  Date.   Party  A  will  provide  a
                                        clearing system notice as to the amount
                                        to be paid on  each  Party  A  Floating
                                        Rate Payer Payment Date 2 Business Days
                                        prior  to  each  such  Party A Floating
                                        Rate Payer Payment Date

      Party A Floating Rate Option:     LIBOR   for   USD   as  calculated   in
                                        accordance  with  Condition  5  of  the
                                        Conditions for the  Notes, provided for
                                        the first Calculation  Period the Party
                                        A  Floating  Rate  Option shall  be  an
                                        interpolated  rate for  two  and  three
                                        month  LIBOR calculated  in  accordance
                                        with Condition  5 of the Conditions for
                                        the  Notes; and provided  further  that
                                        any reference  to  "London Banking Day"
                                        in the Agreement shall  not be utilised
                                        in  calculating  the Party  A  Floating
                                        Rate  Option in respect  of  any  Reset
                                        Date and  shall  be  read  instead as a
                                        reference   to   "quotation  date"   as
                                        defined   in   Condition   5   of   the
                                        Conditions for the Notes

      Calculation Periods for Party A
      Floating Rate Amounts:            Each period from,  and  including,  the
                                        Party  A Floating Rate Payer Period End
                                        Date  to,   but   excluding,  the  next
                                        following Party A Floating  Rate  Payer
                                        Period End Date, provided that (a)  the
                                        first such Calculation Period for Party
                                        A  Floating Rate Amounts shall be from,
                                        and  including,  the Effective Date to,
                                        but excluding 15 June  2003 and (b) the
                                        last such Calculation Period  for Party
                                        A  Floating Rate Amounts shall end  on,
                                        but exclude, the Termination Date

      Designated Maturity:              1 month

      Spread:                           [{circle}]%

      Party A Floating Rate
      Day Count Fraction:               Actual/360  as calculated in accordance
                                        with Condition  5 of the Conditions for
                                        the Notes

      Reset Dates:                      First day of each Calculation Period

      PARTY B FLOATING RATE AMOUNTS

      Party B Floating Rate Payer:      Party B

      Party B Currency Amount:          GBP [{circle}] (subject  to  adjustment
                                        during the Redemption Period as set out
                                        below)

      Party B Floating Rate Payer
      Period End Dates:                 The  15th  day  of  each  March,  June,
                                        August  and  November  to and including
                                        the  Termination  Date,  in  each  case
                                        subject  to  adjustment  in  accordance
                                        with:  (a)  the Following Business  Day
                                        Convention,  and   (b)  the  Redemption
                                        Period  as  set  out  below  (following
                                        which the Party B Floating  Rate  Payer
                                        Period  End  Date  shall be the Amended
                                        Party B Floating Rate  Payer Period End
                                        Date)

      Party B Floating Rate Payer
      Payment Dates:                    15  June 2003 and thereafter  the  15th
                                        day  of  each  calendar  month  to  and
                                        including the Termination Date, in each
                                        case   subject    to    adjustment   in
                                        accordance with the Following  Business
                                        Day Convention

      Party B Floating Rate Option:     GBP-LIBOR-BBA  calculated in accordance
                                        with  the  Series  03-1  Class  B  Debt
                                        Amount,  and  utilising  the  Moneyline
                                        Telerate   Page    specified   therein,
                                        provided that in respect  of  the first
                                        Calculation Period the Party B Floating
                                        Rate   Option   shall   be   a   linear
                                        interpolation   of   the  GBP-LIBOR-BBA
                                        rates for the first Calculation  Period
                                        and  calculated in accordance with  the
                                        Series 03-1 Class B Debt Amount

      Calculation Periods for Party B
      Floating Rate Amounts:            Each period  from,  and  including, one
                                        Party B Floating Rate Payer  Period End
                                        Date   to,   but  excluding,  the  next
                                        following Party  B  Floating Rate Payer
                                        Period End Date, provided  that (a) the
                                        first such Calculation Period for Party
                                        B Floating Rate Amounts shall  be from,
                                        and  including, the Effective Date  to,
                                        but excluding,  15  June  2003, (b) the
                                        last such Calculation Period  for Party
                                        B  Floating Rate Amounts shall end  on,
                                        but exclude, the Termination Date

      Designated Maturity:              In respect of (a) the first Calculation
                                        Period, the period from (and including)
                                        the  Effective

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


                                        Date to (but  excluding)  15 June  2003;
                                        (b) Calculation  Periods  thereafter,  3
                                        months (subject to adjustment during the Redemption Period as set out below)

      Spread:                           [{circle}]%

      Party B Floating Rate
      Day Count Fraction:               A fraction, the numerator of  which  is
                                        the  actual  number  of  days  in  such
                                        Calculation  Period and the denominator
                                        of which is 365  (or 366 in the case of
                                        any Calculation Period ending in a leap
                                        year) as calculated  in accordance with
                                        the  interest  rate applicable  to  the
                                        Series 03-1 Class B Debt Amount

      Reset Dates:                      First day of each Calculation Period

3.    DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2    INTEREST DEFERRAL:

(A) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (for Series 03-1 Class B) and hence the amount of Party B Available Funds for Series 03-1 Class B) is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 03-1 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 03-1 Distribution Account) on the related Distribution Date in respect of the Class B Monthly Finance Amount (provided that, for the avoidance of doubt), MTN Issuer Available Funds (Series 03-1 Class B) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 03-1 CLASS B)" means, in relation to any Party B

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


       Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 03-1 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-1 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                            Deferred Interest Amount
                 -----------------------------------------------
                        Aggregate Party B Payment Amount

       The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 03-1 Class B) and hence any Party B Make-up Funds (Series 03-1 Class B) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

       Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 03-1 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 03-1 Distribution Account in respect of either of the following:
       (a) the Class B Deficiency Amount (if and to the extent that the same is attributable to the Class B Monthly Finance Amount for any earlier Distribution Date); and (b) the Class B Additional Finance Amount (if and to the extent that the same is attributable to the Class B Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 03-1 Class
       B) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 03-1 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series

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

       03-1 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 03-1 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                            Additional Party B Amount
                 -----------------------------------------------
                        Aggregate Party B Payment Amount

3.3   REDEMPTION PERIOD.

      On the earliest to occur of (a) the Series 03-1 Scheduled Redemption Date in the event that the Series 03-1 Class B Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

      The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in April 2010, and (b) the date upon which the Series 03-1 Class B Debt Amount is redeemed in full.

      From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

      During the Redemption Period:

      (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this
            Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and
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


      (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

       During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 03-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 03-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 03-1 Issuer Account and referable to the Series 03-1 Class B Debt Amount and credited to the Class B Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

       During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 03-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 03-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

       A = the Party A Currency Amount calculated on the Effective Date

       B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

       C = the Party B Currency Amount calculated on the Effective Date.

       On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

4.    ACCOUNT DETAILS

Account for Payments to Party A in GBP:  Barclays Bank PLC
                                         SWIFT: BARCGB22
                                         Sort code: 20-00-00
                                         Beneficiary: Barclays Swaps
                                         Beneficiary Account: 00152021
Account for Payments to Party A in USD   Barclays Bank PLC NY
                                         SWIFT: BARCUS33
                                         Beneficiary: Barclays Swaps and Options Group NY
                                         Beneficiary Account: 050-01922-8
Account for Payments to Party B in GBP:  Barclays Bank PLC
                                         Sort code: 20-19-90
                                         Account number: [{circle}]
                                       8

Account for Payments to Party B in USD:  Barclays Bank PLC
                                         Sort code: 20-19-90
                                         Account number: [{circle}]

5.    CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

      Barclays Bank PLC
      Attention:           Derivatives Director, Legal Division (marked urgent)
      Telephone:           +44 20 7773 2224
      Fax No:              +44 20 7773 4932

6.    GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                         BARCLAYS BANK PLC

                         By:

                         Title: Authorised Signatory

                         Confirmed as of the date first written:



                         GRACECHURCH CARD FUNDING (NO. 3) PLC

                         By:
                         Per  pro SFM Directors  (No.  3)  Limited,  as Director
                         Title: Authorised Signatory


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